                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Portfolio of Investments.........................  4
Statement of Assets and Liabilities..............  6
Statement of Operations..........................  7
Statement of Changes in Net Assets...............  8
Financial Highlights.............................  9
Notes to Financial Statements.................... 10

TFMM SAR 2/98

                             LETTER TO SHAREHOLDERS



February 9, 1997

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act signed into law
by President Clinton in August                          [PHOTO]
creates many new opportunities for
you and your family to take a more      DENNIS J. MCDONNELL AND DON G. POWELL
active role in achieving your
long-term financial goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie
Credit gives parents $400 in
immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk to your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW

    In the months following a March interest rate increase by the Federal Reserve Board, investors slowly came to the realization that additional Fed intervention was unlikely for the remainder of the year. This was ushered in by a new paradigm of continuing strong GDP growth, underpinned by consistently positive economic indicators but a surprising absence of inflationary pressures. Any rumblings of Fed tightenings in the last few months of the reporting period were put to rest as ripple effects from the fall 1997 Asian currency crisis hit U.S. shores.

PORTFOLIO STRATEGY

    We employed a strategy that lengthened the average maturity of the portfolio to reflect the possibility of lower short-term rates associated with the implications of the Asian crisis on the U.S. economy. The Fund's average maturity on December 31, 1997 was 53 days, versus the IBC Financial Data average maturity of 50 days.
    During the reporting period, the increased seasonal issuance of short-term instruments caused rates to peak in June and July. In response to this, we lengthened the average maturity to about 70 days to take advantage of the higher yields available. We continued to focus on only the highest quality short-term municipal securities. Short-term
                                                           Continued on page two
variable rate securities, which outperformed expectations during the period, accounted for close to 65 percent of the portfolio. In order to meet different maturities and the various inflows and outflows of the Fund, the remainder of the portfolio was invested in long-term, 1-year notes and some tax-free commercial paper.

PERFORMANCE SUMMARY

    The Fund's seven-day average yield on December 31, 1997 was 3.17 percent, while the Fund posted a six-month total return of 1.47 percent. By comparison, the average return for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 1.57 percent for the six-month period.
     Because income from the Fund is exempt from federal income tax, it is important to compare its effective annual yield as of December 31, 1997 of 2.91 percent to an equivalent taxable rate. For example, if you were in the 36 percent federal income tax bracket, then you would have needed a taxable equivalent rate of 4.55 percent to equal the tax-free yield on your Tax Free Money Fund.

  PORTFOLIO HOLDINGS BY INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS


AS OF DECEMBER 31, 1997                                  AS OF JUNE 30, 1997
Updates (Commercial Paper)......   4.8%                  Updates (Commercial Paper).......     4.6%
Dates...........................  17.1%   [PIE CHART]    Dates............................    44.7%   [PIE CHART]
Seven-Day Floaters..............  49.4%                  Seven-Day Floaters...............    36.7%
Bonds/Notes.....................  28.7%                  Bonds/Notes......................    14.0%



OUTLOOK

    We expect the U.S. economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not slightly lower in the coming year. In the event that conditions in Southeast Asia stabilize and that the U.S. economy begins to show increased signs of price appreciation and wage pressures, the Fed is likely to take preemptive measures to keep inflation in check.
    We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major changes to the portfolio until market conditions shift more dramatically. We will continue to seek to achieve the Fund's objective of relative stability, daily liquidity, and a competitive

                                                         Continued on page three
level of income, and will look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital and your Fund's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Discount
 Par                                                                    Yield on
Amount                                                      Maturity    Date of    Amortized
(000)                        Description                      Date      Purchase     Cost
--------------------------------------------------------------------------------------------
            MUNICIPAL BONDS
            DATES  17.0%
$    500    Brazos River Auth TX Utils Elec Co Proj Ser
            1996 B (AMBAC Insd)...........................  01/02/98     4.600%   $  500,000
   1,100    Delaware Cnty, PA Indl Dev Auth Arpt Fac Rev
            (Gtd: United Parcel Service)..................  01/02/98     5.000     1,100,000
   1,100    Perry Cnty, MS Pollutn Ctl Rev Ser 1992 Rfdg
            (LOC: Credit Suisse)..........................  01/02/98     5.000     1,100,000
   1,500    Pinal Cnty, AZ Indl Dev Auth Pollutn Ctl Rev
            Ser 1984 (LOC: Nat'l Westminster Bank)........  01/02/98     4.950     1,500,000
   1,200    Port of Portland, OR Pollutn Ctl Rev
            (LOC: Bank of Nova Scotia)....................  01/02/98     5.000     1,200,000
                                                                                  ----------
            TOTAL DATES.......................................................     5,400,000
                                                                                  ----------
            7 DAY FLOATERS  48.8%
   1,500    Albuquerque, NM Arpt Rev Ser A................  01/07/98     3.750     1,500,000
     900    Calhoun Cnty, MI Econ Dev Corp Rev
            (LOC: Comerica Bank)..........................  01/07/98     3.950       900,000
   1,400    City of Chillicothe, IA Pollutn Ctl Rev
            Midwest Pwr Sys Ser 1993 A Rfdg (Gtd: Midwest
            Power Systems, Inc.)..........................  01/07/98     3.850     1,400,000
   1,310    City of Sterling Heights, MI Econ Dev Corp Rev
            Rfdg (LOC: First Chicago/NBD Corp)............  01/07/98     3.900     1,310,000
   1,000    Dade Cnty, FL Fltg Capital Asset Acquisition
            Ser S (LOC: Sanwa Bank Ltd.)..................  01/07/98     4.200     1,000,000
   1,110    Fort Bend, TX Indl Dev Corp Indl Dev Rev W.W.
            Grainger Proj Rfdg (LOC: The Northern Trust
            Company)......................................  01/07/98     4.150     1,110,000
   1,500    Gibson Cnty, IN Pollutn Ctl Rev Toyota Motor
            Manufacturing Proj............................  01/07/98     4.350     1,500,000
   1,000    Illinois Dev Fin Auth Rev Roosevelt Univ Ser
            1995 (LOC: Amer Nat'l Bank & Trust of
            Chicago)......................................  01/07/98     3.950     1,000,000
   1,100    Illinois Dev Fin Auth Rev Ser 1994 Lake Forest
            Academy (LOC: The Northern Trust Company).....  01/07/98     3.950     1,100,000
   1,500    Iowa Fin Auth Rev Burlington Med Cent.........  01/07/98     4.150     1,500,000
     218    Minnesota St Higher Edl Coordinating Brd Ser
            1994 A Rfdg (LOC: Norwest Bank)...............  01/07/98     3.900       218,000
   1,000    Montgomery Cnty, MD Hsg Oppntys Commission Hsg
            Rev...........................................  01/07/98     3.950     1,000,000
     500    Utah St Brd Regents Student Ln Rev Ser 1993 A
            (Gtd: Student Ln Marketing Assn.).............  01/07/98     3.750       500,000
   1,500    Washington St Hsg Fin Comm Multi-Family Mtg
            Rev Rfdg (LOC: Harris Trust & Savings Bank)...  01/07/98     4.200     1,500,000
                                                                                  ----------
            TOTAL 7 DAY FLOATERS..............................................    15,538,000
                                                                                  ----------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Discount
 Par                                                                 Yield on
Amount                                                     Maturity  Date of     Amortized
(000)                     Description                        Date    Purchase      Cost
--------------------------------------------------------------------------------------------
            UPDATES (COMMERCIAL PAPER)  4.7%
$  1,500    Wayne Cnty, MI Downriver Swr Disp Sys Ser 1994
            B (LOC: Comerica Bank)........................  01/21/98     3.700%  $ 1,500,000
                                                                                 -----------
            BONDS/NOTES  28.4%
   1,500    Chicago, IL Mandatory Tender Nts Ser 1997
            (LOC: Morgan Guaranty)........................  02/06/98     3.650     1,500,000
   1,010    City of Ashdown, AR Indl Dev Rev Ser 1981
            (Gtd: Allied Signal Corp.)....................  01/06/11     4.050     1,010,000
   1,000    Greater Texas Student Ln Corp Ser 1996 A Rfdg
            (Gtd: Student Ln Marketing Assn.).............  04/01/05     3.700     1,000,000
   1,000    Idaho St Tax Anticipation Nts.................  06/30/98     3.880     1,003,555
   1,500    Philadelphia, PA Tax and Rev Anticipation Nts.
            Ser A.........................................  06/30/98     4.500     1,503,575
   1,500    St Louis, MO, Tax and Rev Anticipation Nts....  06/30/98     3.850     1,504,654
   1,500    Texas St Tax and Rev Anticipation Nts Ser A...  08/31/98     3.825     1,508,897
                                                                                 -----------
            TOTAL BONDS/NOTES.................................................     9,030,681
                                                                                 -----------
TOTAL INVESTMENTS  98.9% (A)..................................................    31,468,681
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%...................................       364,283
                                                                                 -----------
NET ASSETS  100.0%............................................................   $31,832,964
                                                                                 ===========

(a) At December 31, 1997, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $31,468,681
Cash........................................................       66,169
Receivables:
  Fund Shares Sold..........................................      330,524
  Interest..................................................      271,833
Other.......................................................       24,109
                                                              -----------
      Total Assets..........................................   32,161,316
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       93,516
  Distributor and Affiliates................................       35,933
  Income Distributions......................................       19,170
Trustees' Deferred Compensation and Retirement Plans........      112,340
Accrued Expenses............................................       67,393
                                                              -----------
      Total Liabilities.....................................      328,352
                                                              -----------
NET ASSETS..................................................  $31,832,964
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $31,853,933
Accumulated Undistributed Net Investment Income.............          438
Accumulated Net Realized Loss...............................      (21,407)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 31,853,933
  shares outstanding).......................................  $31,832,964
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $607,408
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    80,852
Distribution (12b-1) and Service Fees.......................    40,453
Shareholder Services........................................    34,605
Registration................................................    18,310
Shareholder Reports.........................................    14,720
Audit.......................................................    12,328
Trustees Fees and Expenses..................................    11,139
Accounting..................................................     9,384
Legal.......................................................     6,440
Custody.....................................................     3,719
Other.......................................................     4,750
                                                              --------
    Total Expenses..........................................   236,700
    Less Fees Deferred and Expenses Reimbursed ($80,852 and
      $18,148, respectively)................................    99,000
                                                              --------
    Net Expenses............................................   137,700
                                                              --------
NET INVESTMENT INCOME.......................................  $469,708
                                                              ========
NET REALIZED GAIN...........................................  $     60
                                                              --------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $469,768
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended     Year Ended
                                                          December 31, 1997   June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $   469,708     $   978,816
Net Realized Gain........................................               60           3,111
                                                               -----------     -----------
Change in Net Assets from Operations.....................          469,768         981,927
Distributions from Net Investment Income.................         (469,397)       (978,689)
                                                               -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......              371           3,238
                                                               -----------     -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................       52,456,659      94,162,306
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................          469,397         978,689
Cost of Shares Repurchased...............................      (54,157,889)    (97,712,684)
                                                               -----------     -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......       (1,231,833)     (2,571,689)
                                                               -----------     -----------
TOTAL DECREASE IN NET ASSETS.............................       (1,231,462)     (2,568,451)
NET ASSETS:
Beginning of the Period..................................       33,064,426      35,632,877
                                                               -----------     -----------
End of the Period (Including accumulated undistributed
  net investment income of $438 and $127,
  respectively)..........................................      $31,832,964     $33,064,426
                                                               ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months
                                                  Ended              Year Ended June 30,
                                               December 31,   ---------------------------------
                                                   1997        1997     1996     1995     1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........      $1.00       $1.00    $1.00    $1.00    $1.00
                                                   -----       -----    -----    -----    -----
Net Investment Income........................       .015        .028     .029     .027     .017
Less Distributions from Net Investment
  Income.....................................       .015        .028     .029     .027     .017
                                                   -----       -----    -----    -----    -----
Net Asset Value, End of Period...............      $1.00       $1.00    $1.00    $1.00    $1.00
                                                   =====       =====    =====    =====    =====
Total Return*................................      1.47%**     2.82%    2.93%    2.73%    1.70%
Net Assets at End of Period (In millions)....      $31.8       $33.1    $35.6    $33.2    $37.4
Ratio of Expenses to Average Net Assets*.....       .86%        .85%     .85%     .89%     .81%
Ratio of Net Investment Income to Average Net
  Assets*....................................      2.95%       2.78%    2.89%    2.68%    1.69%
* If certain expenses had not been assumed by
  VKAC, total return would have been lower
  and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......      1.48%       1.45%    1.53%    1.38%    1.29%
Ratio of Net Investment Income to Average Net
  Assets.....................................      2.32%       2.17%    2.21%    2.20%    1.20%

** Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward of $21,467 which expires between June 30, 1998 and June 30, 2001. Of this amount, $3,166 will expire on June 30, 1998.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

D.  DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $2,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $13,100 representing Van Kampen American Capital Distributors, Inc's. or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $21,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At December 31, 1997 and June 30, 1997, capital aggregated $31,853,933 and $33,085,766, respectively. Transactions in shares were as follows:

                                            Six Months Ended     Year Ended
                                            December 31, 1997   June 30, 1997
-----------------------------------------------------------------------------
Beginning Shares..........................         33,085,766      35,657,455
                                                  -----------     -----------
Shares Sold...............................         52,456,659      94,162,306
Shares Issued Through Dividend
  Reinvestment............................            469,397         978,689
Shares Repurchased........................        (54,157,889)    (97,712,684)
                                                  -----------     -----------
Net Change in Shares Outstanding..........         (1,231,833)     (2,571,689)
                                                  -----------     -----------
Ending Shares.............................         31,853,933      33,085,766
                                                  ===========     ===========

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $15,200.

                VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998.
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

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